UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

ENVERIC BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement

On May 24, 2021, Enveric Biosciences, Inc., a Delaware corporation (the “Company”), entered into an Amalgamation Agreement (the “Amalgamation Agreement”) with 1306432 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“HoldCo”), 1306436 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of HoldCo (“Purchaser”), and MagicMed Industries Inc., a corporation existing under the laws of the Province of British Columbia (“MagicMed”), pursuant to which, among other things, the Company, indirectly through Purchaser, intends to acquire all of the outstanding securities of MagicMed in exchange for securities of the Company by way of an amalgamation under the British Columbia Business Corporations Act, upon the terms and conditions set forth in the Amalgamation Agreement, such that, upon completion of the Amalgamation (as defined herein), the amalgamated corporation (“Amalco”) will be an indirect wholly-owned subsidiary of the Company.

At the effective time of the Amalgamation (the “Effective Time”), holders of outstanding common shares of MagicMed (the “MagicMed Shares”) will receive such number of shares of common stock of the Company (“Company Shares”) representing, together with the Company Shares issuable upon exercise of the Warrants and the Converted Options (each as defined herein), approximately 36.6% of the issued and outstanding Company Shares (on a fully-diluted basis). The MagicMed Shares will initially be converted into Amalco Redeemable Preferred Shares (as defined in the Amalgamation Agreement), which immediately following the Amalgamation shall be redeemed for 0.000001 of a Company Share. Following such redemption, the shareholders of MagicMed shall receive additional Company Shares equal to the product of the Exchange Ratio (as defined in the Amalgamation Agreement) multiplied by the number of MagicMed Shares held by each such shareholder. Additionally, following the Effective Time (i) each outstanding MagicMed stock option will be converted into and become an option to purchase (the “Converted Options”) the number of Company Shares equal to the Exchange Ratio multiplied by the number of MagicMed Shares subject to such MagicMed stock option, and (ii) each holder of an outstanding MagicMed warrant (including Company Broker Warrants (as defined in the Amalgamation Agreement), the “Warrants”) will be entitled to receive upon exercise of such Warrant that number of Company Shares which the holder would have been entitled to receive as a result of the Amalgamation if, immediately prior to the date of the Amalgamation (the “Effective Date”), such holder had been the registered holder of the number of MagicMed Shares to which such holder would have been entitled if such holder had exercised such holder’s Warrants immediately prior to the Effective Time.

The aggregate number of Company Shares that the Company will issue in connection with the Amalgamation (collectively, the “Share Consideration”) will be in excess of 20% of the Company’s pre-transaction outstanding Company Shares. Accordingly, the Company will seek stockholder approval of the issuance of the Share Consideration in the Amalgamation in accordance with the NASDAQ Listing Rules.

Pursuant to the terms of the Amalgamation Agreement, the Company has agreed to appoint upon the Effective Time two individuals selected by MagicMed to the Company Board of Directors, Dr. Joseph Tucker and Brad Thompson.

The Amalgamation Agreement contains representations and warranties, closing deliveries and indemnification provisions customary for a transaction of this nature. The closing of the Amalgamation is conditioned upon, among other things, (i) the Share Consideration being approved for listing on Nasdaq, (ii) the effectiveness of a Registration Statement on Form S-4 registering the Share Consideration (the “S-4 Registration Statement”) and (iii) the approval (a) of the MagicMed stockholders of the Amalgamation and (b) of the Company’s stockholders of each of the Amalgamation and the issuance of the Share Consideration in the Amalgamation.

The Amalgamation Agreement does not permit MagicMed to solicit alternative acquisition proposals from third parties, but it still may, on the terms and subject to the conditions of the Amalgamation Agreement, respond to any unsolicited alternative acquisition proposal that constitutes, or the MagicMed board of directors determines would reasonably be expected to lead to, a Superior Proposal (as defined in the Amalgamation Agreement).

The Amalgamation Agreement also contains customary termination provisions for the parties and provides that a termination fee of $4,500,000 is payable by (i) MagicMed, if the Agreement is terminated by (a) the Company as a result of (1) a change in recommendation by the MagicMed board of directors, (2) an approval or recommendation by the MagicMed board of directors of a different acquisition proposal or authorization by the MagicMed board of directors of a Superior Proposal, or (3) a breach of the non-solicit covenant by MagicMed, or (b) MagicMed in order to accept a Superior Proposal; or (ii) the Company, if the Agreement is terminated by (a) MagicMed as a result of (1) a change in recommendation by the Company board of directors, (2) an approval or recommendation by the Company board of directors of a different acquisition proposal or authorization by the Company board of directors of a Superior Proposal or (3) a breach of the non-solicit covenant by the Company, or (b) the Company in order to accept a Superior Proposal. The Amalgamation Agreement may be terminated by either party if the Amalgamation is not completed by December 31, 2021; provided, that either the Company or MagicMed may extend that date for an additional sixty (60) days if the Securities and Exchange Commission has not concluded its review of the S-4 Registration Statement by the date which is sixty (60) days prior to that date.

Simultaneously with the execution of the Amalgamation Agreement, holders of approximately 30% of MagicMed’s common shares entered into voting support agreements with the Company, and each of the Company’s directors and executive officers entered into voting support agreements with MagicMed pursuant to which such individuals have agreed, among other things, to execute and deliver a written consent with respect to their respective voting shares in favor of the approval of the Amalgamation Agreement or, if applicable, vote such shares in favor of the adoption of the Amalgamation Agreement at a meeting of stockholders called for such purpose.

The foregoing description of the Amalgamation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amalgamation Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Amalgamation Agreement and the foregoing description of the Amalgamation Agreement have been included to provide investors and security holders with information regarding the terms of those agreements and are not intended to provide any other factual information about MagicMed, the Company or their respective subsidiaries or affiliates. The representations and warranties contained in the Amalgamation Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to a contractual standard of materiality different from what might be viewed as material to security holders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors are not third-party beneficiaries under the Amalgamation Agreement and should not rely on the representations and warranties contained in the Amalgamation Agreement as characterizations of the actual state of facts or condition of MagicMed, the Company or any of their respective subsidiaries, affiliates or businesses.

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Joseph Tucker

On May 24, 2021, Dr. Joseph Tucker, 52, entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he will become the Company’s chief executive officer, effective as of the Effective Date (the “Tucker Effective Date”).

Dr. Tucker has served as chief executive officer and president of MagicMed since May 2020. From 2019 until 2020, Dr. Tucker acted as the Executive Chairman and Chief Operating Officer of Willow Biosciences Inc. (TSX:WLLW). until leaving to join MagicMed in May 2020. From 2015 to 2019, his principal employment was acting as CEO, President, Director and Founder of Epimeron Inc., which merged with BioCan Technologies Inc. in 2018 and then listed by reverse-takeover with Makena Resources Inc. in 2019 as Willow Biosciences Inc. Dr. Tucker earned a Ph.D. in Biochemistry and Molecular Biology from the University of Calgary.

Pursuant to the Tucker Employment Agreement, effective as of the Tucker Effective Date Dr. Tucker will receive a base salary of $350,000 annually (“Tucker Base Salary”). Dr. Tucker will also receive a one-time signing bonus of $100,000 as well as up to 175,000 restricted stock units (“RSUs”), depending on the price of the Company Shares at the Tucker Effective Date. Half of any such RSUs shall be subject to time-based vesting, and the remaining half of any such RSUs shall be subject to performance-based vesting. Beginning in calendar year 2022, Dr. Tucker is eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Company’s board of directors. Additionally, Dr. Tucker will receive 750,000 RSUs as equity compensation. 375,500 of such RSUs shall be subject to time-based vesting (the “Tucker Time Based RSUs”), and the remaining 375,500 of such RSUs shall be subject to performance-based vesting (the “Tucker Performance RSUs”). The RSUs shall be subject to the terms and conditions of the Company’s 2020 Long-Term Incentive Plan (the “LTIP”). The Tucker Time Based RSUs shall vest in quarters on each of the first four anniversaries of the Tucker Effective Date, and the Tucker Performance RSUs shall vest based on the achievement of performance milestones established by the Company.

The Tucker Employment Agreement will remain in effect until terminated by either party, unless the Company or Dr. Tucker delivers advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without cause or by Dr. Tucker for good reason, then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

The foregoing summary description of the Tucker Employment Agreement is qualified in its entirety by reference to the full text of the Tucker Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

Dr. Peter Facchini

On May 24, 2021, Dr. Peter Facchini, 57, entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to which he will become the Company’s chief scientific officer, effective as of the Effective Date (the “Facchini Effective Date”).

Dr. Facchini has served as chief scientific officer of MagicMed since April 2020. From 2019 until 2020, he held the role of Chief Scientific Officer at Willow Biosciences Inc. until leaving to co-found MagicMed. From 2013 until 2019, Dr. Facchini held the role of Chief Scientific Officer, Director and Founder of Epimeron Inc. Dr. Facchini has also been a Professor of Plant Biochemistry in the Department of Biological Sciences at the University of Calgary for 25 years.

Pursuant to the Facchini Employment Agreement, effective as of the Facchini Effective Date Dr. Facchini will receive a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini will also receive a one-time signing bonus of C$50,000 as well as up to 130,000 RSUs, depending on the price of the Company Shares at the Facchini Effective Date. Half of any such RSUs shall be subject to time-based vesting, and the remaining half of any such RSUs shall be subject to performance-based vesting. Beginning in calendar year 2022, Dr. Facchini is eligible to receive annual performance bonuses of up to 50% of the Facchini Base Salary, as determined from time to time by the Company’s board of directors. Additionally, Dr. Facchini will receive 525,000 RSUs as equity compensation. 262,500 of such RSUs shall be subject to time-based vesting (the “Facchini Time Based RSUs”), and the remaining 262,500 of such RSUs shall be subject to performance-based vesting (the “Facchini Performance RSUs”). The RSUs shall be subject to the terms and conditions of the LTIP. The Facchini Time Based RSUs shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date, and the Facchini Performance RSUs shall vest based on the achievement of performance milestones established by the Company.

The Facchini Employment Agreement will remain in effect until terminated by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without cause or by Dr. Facchini for good reason, then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

The foregoing summary description of the Facchini Employment Agreement is qualified in its entirety by reference to the full text of the Facchini Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein in its entirety by reference.

Dr. Jillian Hagel

On May 24, 2021, Dr. Jillian Hagel, 42, entered into an employment agreement (the “Hagel Employment Agreement”) with the Company pursuant to which she will become the Company’s chief technology officer, effective as of the Effective Date (the “Hagel Effective Date”).

Dr. Hagel has served as chief technology officer of MagicMed since April 2020. From 2019 until 2020, she acted as Vice President of Applied Sciences for Willow Biosciences Inc. until leaving in April 2020 to co-found MagicMed. From 2013 until 2019, Dr. Hagel’s primary employment was acting as Chief Operating Officer of Epimeron Inc. Dr. Hagel received her PhD in plant biochemistry from the University of Calgary.

Pursuant to the Hagel Employment Agreement, effective as of the Hagel Effective Date Dr. Hagel will receive a base salary of C$295,000 annually (“Hagel Base Salary”). Dr. Hagel will also receive a one-time signing bonus of C$50,000 as well as up to 130,000 RSUs, depending on the price of the Company Shares at the Hagel Effective Date. Half of any such RSUs shall be subject to time-based vesting, and the remaining half of any such RSUs shall be subject to performance-based vesting. Beginning in calendar year 2022, Dr. Hagel is eligible to receive annual performance bonuses of up to 50% of the Hagel Base Salary, as determined from time-to-time by the Company’s board of directors. Additionally, Dr. Hagel will receive 525,000 RSUs as equity compensation. 262,500 of such RSUs shall be subject to time-based vesting (the “Hagel Time Based RSUs”), and the remaining 262,500 of such RSUs shall be subject to performance-based vesting (the “Hagel Performance RSUs”). The RSUs shall be subject to the terms and conditions of the LTIP. The Hagel Time Based RSUs shall vest in quarters on each of the first four anniversaries of the Hagel Effective Date, and the Hagel Performance RSUs shall vest based on the achievement of performance milestones established by the Company.

The Hagel Employment Agreement will remain in effect until terminated by either party, unless the Company delivers advance written notice of termination to Dr. Hagel or Dr. Hagel delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Hagel Employment Agreement is subject to early termination by her or the Company in accordance with the terms of the Hagel Employment Agreement.

Pursuant to the Hagel Employment Agreement, if Dr. Hagel’s employment is terminated by the Company without cause or by Dr. Hagel for good reason, then the Company must pay Dr. Hagel, in addition to any then-accrued and unpaid obligations owed to her, 12 months of the then-current Hagel Base Salary.

The Hagel Employment Agreement also contains covenants restricting Dr. Hagel from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Hagel’s employment with the Company and prohibiting her from disclosure of confidential information regarding the Company at any time.

The foregoing summary description of the Hagel Employment Agreement is qualified in its entirety by reference to the full text of the Hagel Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On May 24, 2021, the Company issued a press release announcing that it has entered into the Amalgamation Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This report, including the exhibits attached hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s and MagicMed’s control. Statements in this report regarding the Company, MagicMed and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on the Company’s and MagicMed’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, expectations regarding capital structure following the closing of the proposed transaction, the combined company’s pipeline, intellectual property protection and R&D spend, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company’s and MagicMed’s control. These factors include, among other things, the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; the amount of funds the combined company requires for its product candidates; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; the impact of the ongoing COVID-19 pandemic on the combined company’s results of operations, business plan and the global economy; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in the Company’s filings with the SEC, including the risk factors discussed in the Company’s most recent Annual Reports on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement that will contain a proxy statement and prospectus. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting Investor Relations by mail at Enveric Biosciences, Inc., Attn: Investor Relations, 4851 Tamiami Trail N, Suite 200, Naples, FL 34103. Stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

The Company and MagicMed, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amalgamation Agreement, dated May 24, 2021, by and among Enveric Biosciences, Inc., 1306432 B.C. LTD., 1306436 B.C. LTD., and MagicMed Industries, Inc. *
10.1	Employment Agreement between Joseph Tucker and Enveric Biosciences, Inc.
10.2	Employment Agreement between Peter Facchini and Enveric Biosciences, Inc.
10.3	Employment Agreement between Jillian Hagel and Enveric Biosciences, Inc.
99.1	Press Release, dated May 24, 2021

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of all omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES INC.

Date: May 24, 2021	By:	/s/ David Johnson
David Johnson
Chief Executive Officer